SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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CAVCO INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)
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Phoenix, Arizona 85004 602-256-6263
May 25, 2007
Dear Stockholders:
It is our pleasure to invite you to attend the Cavco Industries, Inc. 2007 Annual Meeting of Stockholders. The meeting will be held on Tuesday, June 26, 2007, at 9:00 a.m. (M.S.T.) at Cavco’s offices, 1001 N. Central Avenue, Suite 800, in Phoenix, Arizona. The attached Notice of Annual Meeting and Proxy Statement provide information concerning the business to be conducted at the meeting and the nominees for election as directors.
Your vote is important. Whether or not you plan to attend the meeting, please vote your shares using the Internet, by telephone, or by completing, signing, dating, and returning the accompanying proxy in the enclosed envelope. Your shares will then be represented at the meeting if you are unable to attend. You may, of course, revoke your proxy and vote in person at the meeting if you desire.
Thank you for your support.
Sincerely,
Joseph H. Stegmayer
Chairman of the Board of Directors
President and Chief Executive Officer

Notice of Annual Meeting of Stockholders
of Cavco Industries, Inc.

Time:	9:00 a.m. (M.S.T.), Tuesday, June 26, 2007

Place:	Cavco Industries, Inc.’s (“Cavco”) Offices
1001 N. Central Avenue, Suite 800
Phoenix, Arizona 85004

Items of Business:	1.	To elect one director to serve until the annual meeting of stockholders in 2010, or until a successor has been elected and qualified;

	2.	To vote upon the ratification of the appointment of Ernst & Young LLP as Cavco’s independent registered public accounting firm for fiscal year 2008; and

	3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Annual Reports:	The 2007 Annual Report to Shareholders, which includes the Annual Report on Form 10-K, is enclosed.

Who Can Vote:	You can vote if you were a stockholder of record at the close of business on May 4, 2007.

Date of Mailing:	This Notice and Proxy Statement are first being mailed to stockholders on or about May 25, 2007.

By Order of the Board of Directors

JAMES P. GLEW
Secretary
To ensure representation of your shares at the annual meeting, you must vote and submit the proxy by telephone, over the Internet or by mail in the manner described in the accompanying proxy. All stockholders are encouraged to review the accompanying proxy statement.

-i-

CAVCO INDUSTRIES, INC.
PROXY STATEMENT
Annual Meeting of Stockholders
to be Held June 26, 2007
INTRODUCTION
     The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the board of directors of Cavco Industries, Inc., a Delaware corporation (“Cavco”), for use at the annual meeting of stockholders of Cavco to be held on June 26, 2007, and at any adjournment thereof. The mailing address of Cavco’s executive offices is 1001 N. Central Avenue, Suite 800, Phoenix, Arizona 85004. This proxy statement and accompanying proxy are being mailed to stockholders on or about May 25, 2007.
Purposes of the Annual Meeting
     At the annual meeting, action will be taken on the following matters:
(1)	Election of one director to serve until the annual meeting of stockholders in 2010, or until a successor has been elected and qualified;

(2)	Ratification of the appointment of Ernst & Young LLP as Cavco’s independent registered public accounting firm for fiscal year 2008; and

(3)	Such other business as may properly come before the meeting.
     Our board of directors does not know of any matters that may be acted upon at the annual meeting other than the matters set forth in the following pages.
Recommendation of the Board of Directors
     Our board recommends a vote FOR the election of the nominee for director named in the accompanying proxy and a vote FOR the ratification of the appointment of Ernst & Young LLP as Cavco’s independent registered public accounting firm for fiscal year 2008.
ABOUT THE MEETING
Who Can Vote
     Record holders of common stock, par value $.01 per share, of Cavco at the close of business on May 4, 2007 may vote at the annual meeting. On that date, the issued and outstanding capital stock of Cavco entitled to vote at the annual meeting consisted of 6,382,980 shares of common stock. Each holder of common stock will be entitled to one vote per share on the election of directors and each other matter that is described above or that may be properly brought before the meeting. There are no cumulative voting rights.
How You Can Vote
     Stockholders can vote their shares of common stock at the annual meeting by voting and submitting the accompanying proxy by telephone, over the Internet, or by completing, signing, dating and returning the proxy in the enclosed envelope.

How Proxies Will be Voted
     Shares represented by valid proxies received by telephone, over the Internet or by mail will be voted at the annual meeting in accordance with the directions given. If no specific choice is indicated, the shares represented by all valid proxies received will be voted FOR the election of the nominees for director named in the proxy and FOR the ratification of the appointment of Ernst & Young LLP as Cavco’s independent registered public accounting firm for fiscal year 2008.
     Our board does not intend to present, and has no information that others will present, any business at the annual meeting other than as is set forth in the attached notice of the meeting. However, if other matters requiring the vote of stockholders come before the annual meeting, the persons named in the accompanying proxy intend to vote the proxies held by them in accordance with their best judgment in such matters.
How to Revoke Your Proxy
     You have the unconditional right to revoke your proxy at any time prior to the voting thereof by submitting a later-dated proxy, by attending the annual meeting and voting in person or by written notice to Cavco addressed to James P. Glew, Secretary, Cavco Industries, Inc., 1001 N. Central Avenue, Suite 800, Phoenix, Arizona 85004. No such revocation will be effective, however, unless received by us at or prior to the annual meeting. Attending the meeting does not revoke your proxy.
Quorum and Required Vote
     The presence at the annual meeting, in person or by proxy, of a majority of the shares of common stock entitled to vote at the meeting is necessary to constitute a quorum. Abstentions and, broker non-votes will be counted as present for the purpose of establishing a quorum.
     The nominee for director receiving a plurality of the votes cast at the meeting in person or by proxy will be elected. The ratification of the appointment of Ernst & Young LLP as Cavco’s independent registered public accounting firm will be approved if the proposal receives the affirmative vote of a majority of the shares entitled to vote on, and voted for or against, the proposal. Abstentions and broker non-votes will have no effect on the election of directors or the ratification of the appointment of Ernst & Young LLP.
Expenses of Soliciting Proxies
     We will bear the cost of soliciting proxies for the annual meeting. Solicitation may be made by mail, personal interview, telephone or other electronic means by our officers and other employees, who will receive no additional compensation therefor.

STOCK OWNERSHIP
Management
     The following table sets forth information, as of May 14, 2007, with respect to the beneficial ownership of shares of Cavco common stock by each director, director nominee and executive officer named in the Summary Compensation Table under “Executive Compensation,” individually itemized, and by all directors, director nominees and executive officers of Cavco as a group. Except as otherwise indicated, all shares are owned directly, and the owner has sole voting and investment power with respect thereto.
COMMON STOCK OWNERSHIP INFORMATION IS DATED MAY 14, 2007

	Cavco Common stock (1)
	Number of Shares	Percent
Name of Beneficial Owner	Beneficially Owned	of Class
Steven G. Bunger	26,875	*
Jacqueline Dout	26,875	*
Jack Hanna	13,375	*
Joseph H. Stegmayer	604,897	9.48%
Michael H. Thomas	26,875	*
Daniel L. Urness	––	*
All directors, director nominees and executive officers of Cavco as a group (6 persons)	698,897	10.95%

*	Less than 1%.

(1)	Shares covered by stock options that are outstanding under the Cavco Industries, Inc. Stock Incentive Plan and exercisable on May 14, 2007 or within 60 days are included as “beneficially owned” pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”). Amounts include the following shares that may be acquired upon exercise of such stock options: Mr. Bunger – 26,875 shares; Ms. Dout – 26,875 shares; Mr. Hanna – 13,375 shares; Mr. Stegmayer – 494,705 shares; Mr. Thomas – 26,875 shares; and all directors, director nominees and executive officers of Cavco as a group – 588,705 shares.

Principal Stockholders
     The following table sets forth information with respect to the persons, other than Mr. Stegmayer, that have reported beneficial ownership of more than five percent of the outstanding shares of Cavco common stock according to statements on Schedule 13D or 13G as filed by such persons with the Securities and Exchange Commission on or before May 14, 2007. Information regarding Mr. Stegmayer’s beneficial ownership of Cavco common stock is set forth under “Management” above.
PRINCIPAL STOCKHOLDER INFORMATION IS DATED MAY 14, 2007

Name and Address	Amount		Percent
Of Beneficial Owner	Beneficially Owned		of Class

GAMCO Investors, Inc.	855,502	(1)	13.42
1 Corporate Center Rye, NY 10580-1422

Columbia Wanger Asset Management LP	749,000	(2)	11.78
227 West Monroe Street Suite 3000 Chicago, IL 60606-5016

T. Rowe Price Associates, Inc. (MD)	483,640	(3)	7.60
100 East Pratt Street Baltimore, MD 21202-1009

Neuberger Berman LLC	470,319	(4)	7.40
605 Third Avenue 2nd floor New York, NY 10158-3698

Wachovia Corporation	368,770	(5)	5.80
One Wachovia Center Charlotte, NC 28288-0137

Royce & Associates LLC	329,282	(6)	5.18
1414 Ave of The Americas New York, NY 10019

(1)	Information regarding GAMCO Investor’s, Inc. (“GAMCO”) is based solely upon a Schedule 13D filed with the SEC on April 19, 2007 by Mario J. Gabelli, and other entities that are directly or indirectly controlled by Mr. Gabelli or for which he acts as chief investment officer. GAMCO reported having sole voting power over 839,502 shares and sole dispositive power over 855,502 shares of common stock. Included in the Schedule 13D are Gabelli Funds, LLC, GAMCO Asset Management, Inc., MJG Associates, Inc., and Gabelli Advisers, Inc.

(2)	Information regarding Columbia Wanger Asset Management, L.P. (“Columbia Wanger”) is based solely upon a Schedule 13G filed with the SEC on January 9, 2007. Columbia Wanger reported having sole voting power over 679,000 shares and sole dispositive power over 749,000 shares of common stock.

(3)	Information regarding T. Rowe Price Associates, Inc. (“Price Associates”) is based solely upon a Schedule 13G filed with the SEC on February 13, 2007. These securities are owned by various individual and institutional investors including T. Rowe Price Small-Cap Value Fund, Inc. (which owns 400,000 shares, representing 6.20% of the shares outstanding), for which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. Price Associates reported having sole voting and sole dispositive power over 483,640 shares of common stock. For purposes of the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(4)	Information regarding Neuberger Berman LLC (“Neuberger Berman”) is based solely upon a Schedule 13G filed with the SEC on February 13, 2007. Neuberger Berman has sole voting power over 381,299 shares and sole dispositive power over 470,319 shares of common stock.

(5)	Information regarding Wachovia Corporation (“Wachovia”) is based solely upon a Schedule 13G filed with the SEC on February 5, 2007. Wachovia has sole voting power over 368,770 shares and sole dispositive power over 368,666 shares of common stock.

(6)	Information regarding Royce & Associates LLC (“Royce”) is based solely upon a Schedule 13G filed with the SEC on January 19, 2007. Royce has sole voting power and sole dispositive power over all 329,282 shares of common stock.
ELECTION OF DIRECTORS AND RELATED MATTERS
     Cavco’s restated certificate of incorporation and amended and restated bylaws provide for the division of the board of directors into three classes, with the directors in each class to hold office for staggered terms of three years each. Each class of directors is to consist, as nearly as possible, of one-third of the total number of directors constituting the entire board. There is presently one director in the class whose term expires at the 2007 annual meeting, two directors in the class whose terms expire at the 2008 annual meeting, and two directors in the class whose terms expire at the 2009 annual meeting. Each director holds office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.
     Jacqueline Dout, a member of the board whose term expires at the annual meeting, will stand for re-election at the meeting. Ms. Dout has been nominated for continued service as a director by our independent directors and the full board pursuant to the procedures described under “Director Nominating Process” below. Unless contrary instructions are indicated on the proxy, it is intended that the shares represented by the accompanying proxy will be voted for the election of this nominee or, if the nominee becomes unavailable (which we do not anticipate), for such substitute nominee as the board shall designate. A plurality of votes cast at the annual meeting, in person or by proxy, is required to elect a board nominee. The board recommends that the stockholders vote FOR the election of Ms. Dout. Ms. Dout and the continuing directors furnished to Cavco the biographical information appearing below.
     Our board of directors has determined that all the members of the board, other than Joseph H. Stegmayer, who is an employee of Cavco, are “independent” in accordance with (1) the applicable requirements of the Exchange Act, and the rules adopted by the SEC thereunder and (2) the applicable NASDAQ Stock Marketplace Rules (the “NASDAQ Rules”) and Rule 4200(a)(15).
Nominee for Director Standing for Election
     Jacqueline Dout, 52, is chairperson of our Audit Committee, a member of our Compensation Committee and has been a member of our board since 2003. Since April 2002, Ms. Dout has served as Senior Vice President, Chief Financial Officer and Secretary for Pella Corporation in Pella, Iowa, a retail brand company that produces building products. She is responsible for corporate development, financial functions, general counsel, shareholder relations and information technology. Prior to joining Pella, Ms. Dout was President of JJB Enterprises, Inc. of Detroit, Michigan, and previously served as Executive Vice President and Chief Financial Officer of Champion Enterprises, Inc., a publicly traded manufactured home builder and retailer. She is a member of the Iowa State Board of Education and the Iowa College Foundation.

Continuing Directors
     Term Expiring in 2008
     Joseph H. Stegmayer, 56, serves as our Chairman of the Board, President and Chief Executive Officer. He has served as President and Chief Executive Officer and as a member of the board of directors of Cavco and its predecessor since March 2001. Mr. Stegmayer also served as President of Centex Corporation’s manufactured housing holding company, Centex Manufactured Housing Group, LLC, from September 2000 until Cavco’s spin-off from Centex Corporation in June 2003. Prior to joining Cavco, Mr. Stegmayer served from January 1998 to September 2000 as President – Retail Operations and Chief Financial Officer of Champion Enterprises, Inc., a publicly traded company that builds and sells manufactured homes. From 1993 until January 1998, he served as President, Vice Chairman and Chairman of the Executive Committee of Clayton Homes, Inc., a company that builds, sells, finances and insures manufactured homes and operates planned housing communities.
     Michael H. Thomas, 57, is a member of our Audit Committee and Compensation Committee and has been a member of our board since 2003. Mr. Thomas is a principal of Stonehenge Partners, one of the largest private equity firms in Central Ohio. Mr. Thomas is responsible for sourcing, structuring, closing, and monitoring existing and new investments. Prior to joining Stonehenge Partners in August 1999, Mr. Thomas co-founded and was Executive Vice President and Treasurer of JMAC, Inc., the private investment company of the McConnell family of Columbus, Ohio. His activities included direct investments in the financial services, publishing, health care, real estate and manufacturing sectors. He was also responsible for the family’s financial estate and income tax planning. Previously, Mr. Thomas worked for Ernst & Young LLP and served as director of the firm’s Columbus, Ohio tax practice.
     Term Expiring in 2009
     Steven G. Bunger, 46, is a member of our Audit Committee and has been a member of our board since April 2004. Since 2001, he has served as Chairman of the Board of Mobile Mini, Inc., the nation’s largest publicly owned provider of portable storage containers and mobile offices. He is also the President and Chief Executive Officer of Mobile Mini, having served in those capacities since 1997. Mr. Bunger joined Mobile Mini in 1983. Since that time, he has held numerous positions with Mobile Mini, including Vice President of Operations and Marketing and Executive Vice President and Chief Operating Officer.
     Jack Hanna, 60, is chairman of our Compensation Committee and has been a member of our board since 2003. Since 1993, Mr. Hanna has hosted Jack Hanna’s Animal Adventures, a nationally syndicated educational and conservation-oriented television program. Since 1992, Mr. Hanna has served as Director Emeritus of the Columbus Zoo and Aquarium in Columbus, Ohio. Mr. Hanna is a board member of the Dian Fossey Gorilla Fund.
Director Compensation
     Board members who are not employees of Cavco or any of its subsidiaries receive compensation in the amount of $15,000 per year and $1,000 for each board meeting attended. The chairperson of the Audit Committee receives an additional $4,000 per year for serving as such. In addition, each member of a board committee receives a fee of $1,000 for each committee meeting attended.
     Any new non-employee director will also receive, upon commencement of service, a grant of an option to purchase 10,000 shares of common stock. In addition, on an annual basis, each non-employee director receives a grant of an option to purchase 2,500 shares of common stock. The options have a seven-year term, a per share exercise price equal to the fair market value of a share of common stock of Cavco on the date of grant, and become exercisable at the rate of 25% on the date of grant and an additional 25% on each of the first three anniversaries of the date of grant. All rights to exercise the options terminate within four (4) months of the date that the non-employee director ceases to be a director of Cavco for any reason other than death or disability. However, if the non-employee director held the position for at least ten (10) years, the options will vest on the date that the non-employee director ceases to be a director and all rights to exercise the options will terminate three (3) years thereafter.

     All board members are reimbursed for reasonable expenses of attending board and committee meetings. Directors who are employees of Cavco or its subsidiaries receive no compensation for board service.
DIRECTOR COMPENSATION TABLE
     The following table provides information regarding compensation provided to the Non-employee Directors of Cavco during fiscal 2007.

					Change in
	Fees				Pension
	Earned				Value and
	or				Nonqualified
	Paid in	Stock	Option	Non-Equity	Deferred	All Other
	Cash	Awards	Awards ($)	Incentive Plan	Compensation	Compensation	Total
Name	($)(1)	($)	(2)	Compensation ($)	Earnings	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Steven G. Bunger	25,000	—	78,625	—	—	—	103,625
Jacqueline Dout	31,000	—	46,200	—	—	—	77,200
Jack Hanna	23,000	—	46,200	—	—	—	69,200
Michael H. Thomas	27,000	—	46,200	—	—	—	73,200

(1)	Amounts in this column include the annual retainer and meeting fees earned, regardless of when paid.

(2)	Amounts in this column include the compensation cost recognized for financial statement reporting purposes under “Statement of Financial Accounting Standards No. 123 (revised 2004) Share-based Payment (“FAS 123R”) with respect to awards of options (i.e. grant date fair value amortized over the requisite service period, but disregarding any estimate of forfeitures related to service-based vesting conditions). The amounts described include the fiscal year compensation cost for awards made in fiscal year 2007 and in prior fiscal years, using the FAS 123R modified prospective transition method. We describe the assumptions made in this valuation in the Form 10-K for the year ended March 31, 2007. These awards are further described in the discussion below. As of March 31, 2007, each director had the following number of options outstanding: Mr. Bunger – 30,000 shares; Ms. Dout – 32,500 shares; Mr. Hanna – 32,500 shares; Mr. Thomas – 32,500 shares. Options are granted on the anniversary date of the Director’s initial election to the Board.
Board and Committee Meetings
     During Cavco’s fiscal year ended March 31, 2007, our board held four regularly scheduled meetings and two special meetings. Each of our incumbent directors attended at least 75% of the meetings of the board and board committees on which they served in fiscal year 2007.
     All board members are expected to attend our annual meetings of stockholders, unless an emergency prevents them from doing so. At our 2006 annual meeting of stockholders all directors serving at the time were present.
Director Nominating Process
     Selection by Independent Directors. The board of directors has adopted resolutions, as required by the NASDAQ Rules, providing for the nomination of directors by the independent directors of the board. Accordingly, the board of directors has not established a nominating committee. The board’s director nominating process involves independent directors and the entire board and promotes flexibility and independence. Initially, director nominees are identified and screened by all independent directors. For any nominee to be placed on Cavco’s ballot for voting by Cavco’s stockholders at any meeting of stockholders of Cavco, such nominee must first be approved by a majority of the independent directors of Cavco (excluding such nominee), and by a majority of the entire Board of Directors (first with the nominee abstaining, and then with the nominee voting). The board may form a nominating committee in the future at such time as the board determines that a committee structure is necessary or useful in the director nominating process.
     Director Qualifications. The independent directors evaluate potential director nominees according to the following criteria:
•	decisions for nominating candidates are based on the business and corporate governance needs of Cavco. If the need for a director exists, then candidates are evaluated on the basis of merit, qualifications, performance and competency;

•	the independent directors consider the composition of the entire board when evaluating individual directors, including the diversity of experience and background represented by the board; the need for financial, business, academic, public or other expertise on the board and its committees; and the desire for directors working cooperatively to represent the best interests of Cavco, its stockholders and employees, and not any particular constituency;

•	a majority of our board must be comprised of “independent” directors in accordance with applicable NASDAQ Rules;

•	we seek directors with the highest personal and professional character and integrity who have outstanding records of accomplishment in diverse fields of endeavor, and who have obtained leadership positions in their chosen business or profession;

•	candidates must be willing and able to devote the necessary time to discharge their duties as a director, and should have the desire to represent and evaluate the interests of Cavco as a whole;

•	candidates must be free of conflicts of interest that would interfere with their ability to discharge their duties as a director or that would violate any applicable law or regulation; and

•	candidates must also meet any other criteria as determined by the independent directors, which may differ from time to time.
     Nominations by Stockholders. Our bylaws also impose some procedural requirements on stockholders who wish to:
•	make nominations for the election of directors;

•	propose that a director be removed; or

•	propose any other business to be brought before an annual meeting of stockholders.
     Under these procedural requirements, in order to bring a proposal before an annual meeting of stockholders, a stockholder must deliver timely notice of a proposal pertaining to a proper subject for presentation at the meeting to our corporate secretary along with, among other specified information, the following:
•	a description of the business or nomination to be brought before the meeting and the reasons for conducting such business at the meeting;

•	the stockholder’s name and address;

•	the number of shares beneficially owned by the stockholder and evidence of such ownership;

•	the names of all persons with whom the stockholder is acting in concert and a description of all arrangements and understandings with such persons; and

•	the number of shares that such persons beneficially own.
     To be timely, a stockholder must deliver notice:
•	in connection with an annual meeting of stockholders, not less than 90 nor more than 180 days prior to the date on which the immediately preceding year’s annual meeting of stockholders was held; or

•	in connection with a special meeting of stockholders, not less than 40 nor more than 60 days prior to the date of the special meeting.
     In order to submit a nomination for our board of directors, a stockholder must also submit information with respect to the nominee that we would be required to include in a proxy statement, as well as other specified information. If a stockholder fails to follow the required procedures, the stockholder’s nominee or proposal will be ineligible for election or other action and will not be voted on by our stockholders.
Audit Committee
     Our Audit Committee is composed of three directors, Ms. Dout and Messrs. Bunger, and Thomas, who satisfy the independence requirements set forth in (1) Section 10A(m) of the Exchange Act and the rules adopted by the SEC thereunder and (2) applicable NASDAQ Rules. The Audit Committee functions under a charter, which was adopted by our board of directors on September 22, 2003. The Audit Committee Charter is posted on our website at www.cavco.com.
     The board of directors has determined that one or more of the members of the Audit Committee meets the definition of “Audit Committee financial expert” as such term is defined under SEC rules. Jacqueline Dout, the chairperson of the Audit Committee, is currently the Chief Financial Officer of Pella Corporation, a large, privately held company that produces building products. Prior to that position, Ms. Dout was the Executive Vice President and Chief Financial Officer of Champion Enterprises, Inc., a publicly traded company that builds and sells manufactured homes. Accordingly, Ms. Dout is the Chairman of the Audit Committee and has been determined by the board of directors to meet the qualifications of an “Audit Committee financial expert” in accordance with SEC rules and similar sophistication requirements under the NASDAQ Rules.
     The Audit Committee assists the board in its general oversight of (1) the quality and integrity of Cavco’s accounting, auditing and financial reporting practices and processes, (2) the financial information to be provided to Cavco stockholders, (3) the systems of internal control established by management, the Audit Committee and the board, (4) compliance with Cavco’s code of ethics, (5) the independence, qualification and performance of Cavco’s independent auditors and (6) Cavco’s internal and external audit process.
     The following are certain key responsibilities of the Audit Committee:
•	the selection, appointment, compensation, evaluation, retention and oversight of the work of any independent auditors engaged to issue an audit report or related work or performing other audit, review or attest services for Cavco, including all audit engagement fees, and approving all non-audit services;

•	establishment of procedures for (1) the receipt, retention and treatment of complaints received by Cavco regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by Cavco employees of concerns regarding questionable accounting or auditing matters;

•	discuss the annual audited financial statements and quarterly financial statements of Cavco and other significant financial disclosures (including press releases and financial information and earnings guidance provided to analysts and, if applicable, rating agencies) with management and the independent auditors of Cavco;

•	discuss policies with respect to risk assessment and risk management;

•	prepare the report required to be included in Cavco’s annual proxy statement regarding review of financial statements and auditor independence (the report for fiscal year 2007 is included below); and

•	review and reassess at least annually the adequacy of the Audit Committee charter and recommend appropriate changes to the board.
     The Audit Committee also reviews Cavco’s corporate compliance program. The Audit Committee meets separately with the independent auditors, outside the presence of Cavco’s management or other employees, to discuss matters of concern, to receive recommendations or suggestions for change and to exchange relevant views and information.
     During the last fiscal year, the Audit Committee met five times. All of the members attended all of the meetings.
Compensation Committee
     The Compensation Committee of our Board of Directors reviews and approves, or recommends to the Board for approval, all salary and other remuneration for our executive officers and oversees matters relating to our employee compensation and benefit programs. The Compensation Committee is comprised of Jack Hanna, its Chairman, Jacqueline Dout, and Michael Thomas.
     No member of the Compensation Committee is an employee of Cavco. The Compensation Committee operates pursuant to a written charter that sets forth its functions and responsibilities. The Compensation Committee Charter is posted on our website at www.cavco.com.
     The Compensation Committee is charged with assisting the Board in:
•	assessing whether the various compensation programs of Cavco are designed to attract, motivate, and retain the senior management necessary for Cavco to deliver consistently superior results and are performance based, market driven, and stockholder aligned;

•	its oversight of specific incentive compensation plans adopted by Cavco, with the approval of this Compensation Committee, including stock plans and short term and long term incentive compensation plans for members of senior management of Cavco;

•	its approval, review and oversight of benefit plans of Cavco, and;

•	its oversight of the performance and compensation of the Chief Executive Officer of Cavco and the other members of the senior management of Cavco.
     The Compensation Committee met twice during the fiscal year and all members attended each meeting.
Report of the Audit Committee
To the Board of Directors of Cavco Industries, Inc.:
          We have reviewed and discussed with management Cavco Industries, Inc.’s audited financial statements as of and for the year ended March 31, 2007.
          We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications, by the Auditing Standards Board of the American Institute of Auditors.

          We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence. We have also considered whether the auditors’ provision of non-audit services to Cavco Industries, Inc. and its affiliates is compatible with the auditors’ independence.
          Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in Cavco Industries, Inc.’s Annual Report on Form 10-K for the year ended March 31, 2007.
Audit Committee of the Board of Directors
Jacqueline Dout, Chairperson
Steven G. Bunger
Michael H. Thomas
Communicating With Our Board
     You can communicate with any member of our board of directors by sending the communication to Cavco Industries, Inc., 1001 N. Central Avenue, Suite 800, Phoenix, Arizona 85004, to the attention of the director or directors of your choice. We relay these communications addressed in this manner as appropriate. Communications addressed to the attention of “The Board of Directors” are forwarded to the chairperson of our Audit Committee for review and further handling.
COMPENSATION DISCUSSION AND ANALYSIS
Introduction
     The purpose of this compensation discussion and analysis is to provide information about each material element of compensation that we pay or award to, or that is earned by, our named executive officers. For fiscal year 2007, our named executive officers were Joseph H. Stegmayer, our Chairman, Chief Executive Officer, and President; and Daniel L. Urness, our Chief Financial Officer, Vice-President, and Treasurer.
Overview
     Our executive compensation program for our named executive officers is relatively uncomplicated, consisting of cash compensation comprised of base salary and a cash bonus, as well as awards of options to purchase shares of our common stock or grants of restricted stock. Generally, we do not offer perquisites to our named executive officers. We do not have a defined benefit pension plan or any other similar retirement plan; however our named executive officers are permitted to participate in Cavco’s 401(k) plan and other health and welfare programs that are available for all other full-time employees.
Compensation Committee
     Our Compensation Committee of our Board of Directors reviews and approves, or recommends to the Board for approval, all salary and other remuneration for our executive officers and oversees matters relating to our employee compensation and benefit programs.
Benchmarking
     Market pay levels are one of many elements used by Cavco to maintain competitive pay opportunities for our named executive officers. We consider our compensation peer group for benchmarking the CEO and CFO compensation to include the following publicly traded manufactured housing companies: Cavalier Homes; Champion Enterprises, Inc.; Fleetwood Enterprises, Inc.; Palm Harbor Homes, Inc.; and Skyline Corporation.

Role of Compensation Consultants
     The Compensation Committee charter provides that the Committee may, at its discretion, engage such independent consultants as it deems appropriate. The Committee did not hire a consultant in connection with its responsibilities in this or prior fiscal years because of the relatively straightforward and simple characteristics of Cavco’s executive compensation plans.
Role of Management in Establishing and Awarding Compensation
     The Compensation Committee or the Board, upon recommendation of the Compensation Committee, makes all compensation decisions related to our Named Executive Officers. However, our Chief Executive Officer, with the assistance of the Human Resources Department and General Counsel, regularly provides information and recommendations to the Compensation Committee on the performance of the Chief Financial Officer, appropriate levels and components of compensation, including equity grants, as well as such other information as the Compensation Committee may request.
Objectives of Cavco’s compensation programs
     Cavco’s executive compensation program is structured to achieve the following objectives:
•	to attract, retain and motivate highly qualified, energetic and talented executives necessary for Cavco to deliver consistently superior results;

•	to create an incentive to increase stockholder returns by establishing a direct and substantial link between individual compensation and certain financial measures that have a direct effect on stockholder values; and

•	to create substantial long-term compensation opportunities for individual executive officers based not only on long-term corporate performance but also on sustained long-term individual performance.
Components of Executive Compensation
     In structuring the specific components of executive compensation, Cavco is guided by the following principles:
•	compensation programs should be performance based, market driven and stockholder aligned;

•	annual compensation should be set within reasonable ranges of the annual compensation for similar positions with similarly-sized and similar types of companies that engage in one or more of the principal businesses in which Cavco engages;

•	bonus payments should vary with the individual’s performance and Cavco’s financial performance; and

•	a significant portion of compensation should be in the form of long-term, equity-linked incentive compensation that aligns the interests of executives with those of the stockholders and that creates rewards for long-term sustained company performance and the achievement of Cavco’s strategic objectives.
     The Compensation Committee attempts to structure its compensation programs to the named executive officers as performance-based compensation that is tax deductible. However, the Compensation Committee may award compensation that is or could become non-deductible when such awards are in the best interest of Cavco, balancing tax efficiency with long-term strategic objectives.

     Base Salary
     The Compensation Committee is responsible for recommending the base salary levels for the named executive officers. In developing salary amounts, the Compensation Committee reviews the salaries for similar positions in similarly-sized companies that engage in the manufactured housing business. In setting base salary levels, the Compensation Committee also considers the executive’s experience level and potential for significant contributions to Cavco’s profitability.
     Mr. Stegmayer’s employment agreement specifies an initial base salary and requires Cavco to review the base salary at such times as Cavco regularly reviews the compensation being paid to its executives generally (but no less frequently than once each year). Upon completion of such review, Cavco may in its sole discretion adjust Mr. Stegmayer’s current base salary; however, Cavco may not decrease Mr. Stegmayer’s then current base salary without his prior written consent. Mr. Stegmayer had a base salary of $236,250 in fiscal year 2007. Mr. Urness, who does not have an employment agreement, had a base salary of $140,000 in fiscal year 2007. Mr. Urness’ base salary was set by the Compensation Committee based upon the recommendation of our Chief Executive Officer. See the Summary Compensation Table on page 15.
     Incentive Bonus
     Incentive compensation for Mr. Stegmayer is derived from his employment agreement and is based solely upon Cavco’s earnings performance. Mr. Stegmayer receives a cash bonus in an amount equal to 3% of the first $2.5 million of pretax income for the fiscal year and 6% of pretax income for the fiscal year in excess of such amount. See the Summary Compensation Table on page 15.
     Incentive Compensation for Mr. Urness consists of two components: specific objectives, and earnings growth. The specific objectives bonus is paid at the sole discretion of Cavco and is based upon the achievement of objective individual and corporate performance criteria set by the Chief Executive Officer and Compensation Committee. The earnings growth objectives bonus is paid based upon Cavco reaching a specified percentage increase in income from continuing operations before taxes over prior year results. On May 17, 2007 Mr. Urness was awarded a bonus in the amount of $80,000 pursuant to the Vice President and Chief Financial Officer Incentive Compensation Plan for fiscal year 2007. See the Summary Compensation Table on page 15.
     Long-Term Compensation
     The existing stock incentive program of Cavco, which is subject to annual review and may be revised or superseded in the future, is designed to provide incentive to the participants under such program, which include the named executive officers, to focus on maximizing Cavco’s return to stockholders and to plan and prepare properly for Cavco’s future. Stock options or grants of restricted stock may be granted under the Cavco Industries, Inc. Stock Incentive Plan and the Cavco Industries, Inc. 2005 Stock Incentive Plan. All outstanding stock options have been granted under the Cavco Industries, Inc. Stock Incentive Plan.
     There were no stock incentive awards made to Mr. Stegmayer during Fiscal Year 2007.
     On August 9, 2006 Cavco awarded to Mr. Urness a total of 923 shares of restricted common stock, subject to a five year pro-rata vesting schedule commencing on the first anniversary of the grant date. See the Summary Compensation Table on page 15.
     Perquisites and Other Compensation
     Cavco does not offer perquisites. Mr. Stegmayer’s employment agreement does provide for a car allowance; however, Mr. Stegmayer has never used this allowance. The named executive officers may participate in Cavco’s 401(k) plan and other health and welfare programs that are available for all other full-time employees.

Employment, Severance, and Change in Control Agreements
     In 2003, our board of directors approved an employment agreement with Mr. Stegmayer. The agreement provides for: (a) an initial term of three years, which is automatically extended for successive one-year periods unless the board or Mr. Stegmayer elects not to renew the term by notice to the other at least 90 days prior to the end of the three-year term or any renewal term; (b) an annual base salary of no less than $225,000; (c) an annual cash bonus in an amount equal to 3% of the first $2.5 million of pretax income for the fiscal year and 6% of pretax income for the fiscal year in excess of such amount; and (d) certain fringe benefits. During fiscal year 2007, Mr. Stegmayer declined any fringe benefits that are not generally available to salaried employees. On March 26, 2007, upon the recommendation of the Compensation Committee, the board amended the initial term of Mr. Stegmayer’s employment agreement to end on September 30, 2008. The purpose of the amendment was to place Mr. Stegmayer’s annual evaluation process on a schedule that allows the Compensation Committee to evaluate Mr. Stegmayer’s performance after Cavco’s annual audit and in comparison to the executive compensation information disclosed in the proxy statements of other industry participants, prior to the expiration of the ninety day period for giving notice of intent not to renew the existing employment agreement.
     Mr. Stegmayer’s Employment Agreement includes provisions for certain payments to be made upon his termination or resignation. If Cavco terminates Mr. Stegmayer’s employment for cause, or if he voluntarily resigns prior to the occurrence of a Change in Control of Cavco at a time when there is no uncured breach by Cavco of the agreement, then in either case he is entitled to receive only his then current base salary on a pro rata basis to the date of such termination or resignation. If Mr. Stegmayer dies, or becomes disabled, or if Cavco terminates his employment without cause prior to the occurrence of a change in control, or if he resigns because of a breach by Cavco of this Agreement, then in each case Cavco must continue to pay his base salary for each fiscal year under the remaining term of the employment agreement and the average bonus (as defined in the agreement) for such year(s), plus an additional year of base salary, and average bonus and health insurance for such additional year. If within two years after the occurrence of a change in control of Cavco (a) Cavco terminates Mr. Stegmayer’s employment hereunder for any reason other than for cause, or (b) he voluntarily resigns his employment hereunder for any reason, then in each case Cavco must pay to him a lump sum termination payment equal to two times the sum of his then current base salary and average bonus.
     We do not have a written or oral employment, severance or change in control agreement with Mr. Urness. Mr. Urness’ Restricted Stock Award Agreement, dated August 9, 2006, provides for full vesting of all restricted shares in the event of his termination of service, other than as a result of: (i) a termination for cause; (ii) a voluntary resignation when there is no uncured breach by the Company of any obligation or duty owed by the Company to him; (iii) disability; or (iv) death; however, Mr. Urness must have been in continuous service since the grant date.
Tax considerations
          Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid by publicly held corporations to $1 million for each executive officer named in this Proxy Statement. The $1 million limitation generally does not apply to compensation that is considered performance-based. Non-performance-based compensation paid to the Company’s executive officers for the 2007 fiscal year did not exceed the $1 million limit per employee. The Company believes that its compensation policy satisfies section 162(m). As a result, the Company believes that the compensation paid under this policy is not subject to limits of deductibility. However, there can be no assurance that the Internal Revenue Service would reach the same conclusion. Moreover, the Company has change in control agreements with one of its executive officers, its Chief Executive Officer. The Company will not be entitled to a deduction with respect to payments that are contingent upon a change in control if such payments are deemed to constitute “excess parachute payments” pursuant to Section 280G of the Code and do not qualify as reasonable compensation pursuant to that Section; such payments will subject the recipients to a 20% excise tax. However, the agreements provide for a gross up of severance payments equal to the amount of any excise tax incurred by the officers.

Compensation Committee Report
     The Compensation Committee of Cavco has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
THE COMPENSATION COMMITTEE
Jack Hanna, Chairman
Michael Thomas
Jacqueline Dout
Compensation Committee Interlocks and Insider Participation
     There were no interlocking relationships between Cavco and other entities that might affect the determination of the compensation of our executive officers.
SUMMARY COMPENSATION TABLE
     The table below summarizes the total compensation paid or earned by each of the named executive officers for the fiscal year ended March 31, 2007.

						All
Name and					Option	Other
Principal		Salary	Bonus	Stock Awards	Awards	Compensation	Total
Position	Year	($)	($)	($)(1)	($)(2)	($)(3)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Joseph H. Stegmayer, Chairman of the Board, President and Chief Executive Officer	2007	236,250	979,620	62,500	456,981	288	1,735,639

Daniel L. Urness, Vice President, Chief Financial Officer and Treasurer	2007	140,000	80,000	3,855	—	5,385	229,240

(1)	Amounts in this column represent the compensation costs recognized for financial statement reporting purposes under FAS 123R for fiscal year 2007 with respect to awards of restricted stock units (i.e., grant date fair value amortized over the requisite service period, but disregarding any estimate of forfeitures relating to service-based vesting conditions). Grant date fair value is the closing price on date of grant for stock awards. We describe these restricted stock unit awards in column (i) in the Grants of Plan-Based Awards table.

(2)	Amounts in this column include the compensation cost recognized for financial statement reporting purposes under FAS 123R with respect to awards of options (i.e. grant date fair value amortized over the requisite service period, but disregarding any estimate of forfeitures related to service-based vesting conditions). The amounts described include the fiscal year compensation cost for awards made in fiscal year 2007 and in prior fiscal years, using the FAS 123R modified prospective transition method. We describe the assumptions made in this valuation in the Form 10-K for the year ended March 31, 2007.

(3)	All other compensation includes 401(k) matching contributions and life insurance premiums paid by Cavco.

GRANTS OF PLAN-BASED AWARDS TABLE
     The following table sets forth certain information with respect to the options and stock granted during or for the fiscal year ended March 31, 2007 to each of our named executive officers listed in the Summary Compensation Table found on page 15.

All
Other
								All	Option
								Other	Awards:
								Stock	Number
								Awards:	of	Exercise
		Estimated Future Payouts						Number	Securities	or Base
		Under Non-Equity Incentive			Estimated Future Payouts Under			of Shares	Under-	Price of
		Plan Awards			Equity Incentive Plan Awards			of Stock	Lying	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards
Name	Date	($)	($)	($)	($)	($)	($)	(#)(1)	(#)	($/Sh)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Joseph H. Stegmayer	—	—	—	—	—	—	—	—	—	—

Daniel L. Urness	8/09/06	—	—	—	—	—	—	923	—	—

(1)	This column represents restricted stock unit awards made in fiscal year 2007. Each award represents the right to receive the same number of shares of our common stock, subject to vesting conditions. We made these restricted stock unit awards under the Cavco Industries, Inc. Stock Incentive Plan effective June 30, 2003. The award vests pro rata and is subject to a five year vesting schedule commencing on the first anniversary of the grant date, August 9, 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
     The following table includes certain information with respect to the value of all unexercised options and restricted stock awards previously awarded to the executive officers named above at the fiscal year end, March 31, 2007.

Option Awards					Stock Awards
	Number				Number	Market
	of	Number			Of Shares	Value of
	Securities	of			Or Units	Shares or
	Underlying	Securities			Of Stock	Units of
	Unexercised	Underlying			That	Stock
	Options	Unexercised	Option		have	That
	(#)	Options	Exercise	Option	Not	Have
	Exercisable	(#)	Price	Expiration	vested	Not vested
Name	(1)	Unexercisable	($)	Date	(#)(2)	($)(3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Joseph H. Stegmayer	377,580	—	11.55	12/12/10	—	—
	51,000	17,000	20.00	6/22/11	—	—
	32,750	32,750	27.55	5/17/12	—	—
Daniel L. Urness	—	—	—	—	923	32,259

(1)	Options vest 25% on grant date and 25% on the anniversary date of the grant.

(2)	The award of restricted shares was made to Mr. Urness pursuant to the Vice President and Chief Financial Officer Incentive Compensation Plan for fiscal year 2007. See Compensation Discussion and Analysis – Components of Executive Compensation on page 12. The shares were awarded on August 9, 2006 and vest as follows: 20% on 08/09/07, 20% on 08/09/08, 20% on 08/09/09, 20% on 08/09/10, and 20% on 08/09/11.

(3)	The Market value of the grant of restricted shares to Mr. Urness is based on a share price of $34.95 on March 31, 2007.
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
     Ernst & Young LLP acted as Cavco’s independent registered public accounting firm to audit its books and records for fiscal year 2007, and the Audit Committee has appointed Ernst & Young LLP as Cavco’s independent registered public accounting firm for fiscal year 2008, subject to ratification by Cavco stockholders.
     If the stockholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP, but still may retain them. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of Cavco and our stockholders.
     Representatives of Ernst & Young LLP are expected to be present at the annual meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from Cavco stockholders.

Recommendation of the Board
     The board of directors unanimously recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as Cavco’s independent registered public accounting firm for fiscal year 2008.
Audit Fees
     The Audit Committee has adopted policies and procedures pre-approving all audit and permissible non-audit services performed by Ernst & Young LLP. Under these policies, the Audit Committee pre-approves the use of audit and specific permissible audit-related and non-audit services up to certain dollar limits. Services that do not come under this authority must be pre-approved separately by the Audit Committee. In determining whether or not to pre-approve services, the Audit Committee determines whether the service is a permissible service under the SEC’s rules, and, if permissible, the potential effect of such services on the independence of Ernst & Young LLP.
     The aggregate fees billed for professional services by Ernst & Young LLP in the last two fiscal years are as follows:

Type of Fees	Fiscal 2007	Fiscal 2006
Audit Fees	$385,880	$380,311
Audit-Related Fees	17,918	0
Tax Fees	53,924	67,147
All Other Fees	1,500	0

Total	$459,222	$447,458

     As used in the foregoing table:
•	“Audit Fees” are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of annual financial statements, internal controls, and review of financial statements included in Form 10-Q quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements;

•	“Audit-Related Fees” are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the financial statements, including audits of employee benefit plans and accounting consultations, due diligence related to mergers, internal control reviews, and attest services that are not required by statute or regulation;

•	“Tax Fees” are the aggregate fees billed in each of the last two fiscal years fees for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning; and

•	“All Other Fees” includes the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, including fees for auditing previous year’s financial statements and fees for permitted corporate finance assistance and permitted advisory services.
GENERAL
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Exchange Act requires Cavco directors and executive officers, and persons who beneficially own more than 10% of a registered class of Cavco’s equity securities, to file initial reports of ownership, reports of changes in ownership and annual reports of ownership with the SEC and NASDAQ. Such persons are required by SEC regulations to furnish Cavco with copies of all Section 16(a) reports that they file with the SEC.

     Based solely on its review of the copies of such reports received by it with respect to fiscal year 2007 or written representations from certain reporting persons, Cavco believes that its directors, executive officers and persons who beneficially own more than 10% of a registered class of Cavco’s equity securities have complied with all filing requirements of Section 16(a) for fiscal year 2007 applicable to such persons; however, due to an administrative oversight by Cavco, option grants automatically made to Ms. Dout, Mr. Hanna and Mr. Thomas on September 22, 2006, were not reported on Form 4 until September 29, 2006.
Certain Relationships and Related Transactions
     We have entered into Change of Control Agreements with certain of our executive officers. See above under “Compensation Discussion and Analysis – Employment, Severance and Change of Control Arrangements.”
Code of Conduct
     Cavco has adopted a code of conduct that applies to all Cavco employees, including Cavco’s Chief Executive Officer, Chief Financial Officer and Controller. Cavco’s code of conduct is designed to deter wrongdoing and to promote:
•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that Cavco files with, or submits to, the SEC and in other public communications made by Cavco;

•	compliance with applicable governmental laws, rules and regulations;

•	the prompt internal reporting of violations of the code of conduct to an appropriate person or persons identified in the code of conduct; and

•	accountability for adherence to the code of conduct.
     Cavco has posted the text of its code of conduct on its Internet website at www.cavco.com. Cavco’s code of conduct will remain accessible on its Internet website. However, if Cavco ever desires to remove its code of conduct from its Internet website, then, prior to such removal, Cavco will either file its code of conduct as an exhibit to its Annual Report on Form 10-K filed with the SEC or will undertake in an Annual Report on Form 10-K to provide a copy of the code of conduct to any person without charge.
Form 10-K
     Stockholders entitled to vote at the annual meeting may obtain a copy of Cavco’s Annual Report on Form 10-K for the fiscal year ended March 31, 2007, including the financial statements, required to be filed with the SEC, without charge, upon written or oral request to Cavco Industries, Inc., Attention: James P. Glew, Secretary, 1001 N. Central Avenue, Suite 800, Phoenix, Arizona, 85004, (602) 256-6263.
Stockholder Proposals
     Cavco’s 2008 annual meeting of stockholders is scheduled to be held on June 26, 2008. In order to be considered for inclusion in Cavco’s proxy material for that meeting, stockholder proposals must be received at Cavco’s principal executive offices, addressed to the attention of the Secretary, not later than January 26, 2008.
     For any proposal that is not submitted for inclusion in Cavco’s proxy material for the 2008 annual meeting of stockholders but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits Cavco’s management to exercise discretionary voting authority under proxies it solicits unless Cavco is notified about the proposal no earlier than December 28, 2007 and no later than April 11, 2008, and the stockholder submitting the proposal satisfies the other requirements of Rule 14a-4(c). Cavco’s bylaws further provide that, to be considered at the 2008 annual meeting, a stockholder proposal relating to the nomination of a person for election as a director must be submitted in writing and received by the Secretary at the principal executive offices of Cavco no earlier than December 28, 2007 and no later than March 28, 2008, and must contain the information specified by and otherwise comply with Cavco’s bylaws. Any stockholder wishing to receive a copy of Cavco’s bylaws should direct a written request to the Secretary at Cavco’s principal executive offices.
Cavco Website
     In this proxy statement, we state that certain information and documents are available on the Cavco website. These references are merely intended to suggest where additional information may be obtained by our stockholders, and the materials and other information presented on our website are not incorporated in and should not otherwise be considered part of this proxy statement.

By Order of the Board of Directors

JAMES P. GLEW
Secretary

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE ONE DIRECTOR NOMINEE NAMED IN ITEM 1 AND FOR ITEM 2, and, at the discretion of the named proxies, upon such other business as may properly be brought before the meeting or any adjournment thereof. By executing this proxy, the undersigned hereby revokes prior proxies relating to the meeting.
Please mark your vote as indicated in this example	☒

The Board of Directors recommends a vote		FOR	WITHHOLD
“FOR” the election of the one nominee in		(except as marked
Item 1 and “FOR” Item 2.		to the contrary)
1.	Election of one director to serve until the Annual Meeting of Stockholders in 2010.	☐	☐

Nominee

01 Jacqueline Dout

		FOR	AGAINST	ABSTAIN
2.	Ratification of the appointment of independent auditor for fiscal 2008.	☐	☐	☐

3.	In their discretion, on such other business as may properly be brought before the meeting or any adjournment thereof.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature	Signature	Date

Please sign exactly as your name appears on your stock certificate. For joint accounts, each owner should sign. Executors, Administrators, Trustees , etc. should give full title.

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WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET
http://www.proxyvoting.com/cvco
Use the internet to vote your proxy.
Have your proxy card in hand
when you access the web site.

OR

TELEPHONE
1-866-540-5760
Use any touch-tone telephone to
vote your proxy. Have your proxy
card in hand when you call.

     If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail , mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

CAVCO INDUSTRIES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS — JUNE 26, 2007
The undersigned hereby appoints Steven G. Bunger and Michael H. Thomas, or either of them, proxy, with full power of substitution, to vote , as specified on the reverse side, at the Annual Meeting of Stockholders of Cavco Industries, Inc. to be held June 26, 2007, or any adjournment thereof, all shares of Common Stock of Cavco Industries, Inc. registered in the name of the undersigned at the close of business on May 4, 2007.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ON THE BALLOT ON THE REVERSE SIDE, BUT IF NO INSTRUCTIONS ARE INDICATED, THEN THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEE NAMED IN ITEM 1 AND FOR ITEM 2. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 3.
By execution of this proxy, you hereby acknowledge receipt herewith of Notice of Annual Meeting and Proxy Statement for the June 26, 2007 Annual Meeting.
READ, EXECUTE AND DATE REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

Address Change/Comments (Mark the corresponding box on the reverse side)

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